                                     EXHIBIT 21

                           SUBSIDIARIES OF THE REGISTRANT



PARENT
------

FirstBank


                              PERCENTAGE       STATE OF
SUBSIDIARY                      OWNED        INCORPORATION
----------                      -----        -------------
First Equity Development
   Corporation                  100%           New Mexico

----------
(a) The operations of this subsidiary are included in the consolidated financial statements contained in the 1997 Annual Report to stockholders incorporated herein by reference.